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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the quarterly report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") of Community Shores Bank Corporation (the "Issuer").

         I, Tracey A. Welsh, Vice President and Chief Financial Officer of the Issuer, certify that:

         (i)      the Form 10-QSB fully complies with the requirements of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

         (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 14, 2002
                                      /s/ Tracey A. Welsh
                                      -----------------------------------
                                      Tracey A. Welsh
                                      Vice President and Chief Financial Officer